UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) November 28, 2005
ProCentury Corporation

(Exact name of registrant as specified in its charter)

Ohio	000-50641	31-1718622

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

465 Cleveland Avenue, Westerville, Ohio	43082

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code 614-895-2000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 7.01. Regulation FD Disclosure
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-99.1
EX-99.2

Item 7.01. Regulation FD Disclosure.
On November 28, 2005, ProCentury Corporation (the “Company”) announced that its management team was scheduled to present at the Friedman Billings Ramsey 12th Annual Investor Conference to be held at the Grand Hyatt Hotel in New York, New York on November 29, 2005 at 11:40 a.m. ET. A copy of the press release including such announcement is furnished as Exhibit 99.1.
A live audio webcast of the presentation can be accessed through the Company’s website, http://www.procentury.com, under the “Presentations” section. The event can also be accessed at http://www.wsw.com/webcast/fbr13/pros/. The text of the slides used during this presentation is furnished as Exhibit 99.2.
Item 9.01. Financial Statements and Exhibits.
     (c) Exhibits.

Exhibit 99.1 —	Press Release, dated November 28, 2005.

Exhibit 99.2 —	Presentation provided by ProCentury Corporation at the Friedman Billings Ramsey 12th Annual Investor Conference held on November 29, 2005.
The information in this Current Report on Form 8-K, including Exhibit 99.1 and Exhibit 99.2 furnished herewith, shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise stated in such filing.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ProCentury Corporation
Date: November 30, 2005	By:	/s/ Erin E. West
Erin E. West
Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit 99.1 —	Press Release, dated November 28, 2005.

Exhibit 99.2 —	Presentation provided by ProCentury Corporation at the Friedman Billings Ramsey 12th Annual Investor Conference held on November 29, 2005.

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